Study 6-101 Phase 1 Trial: Preliminary Results

Biodel's Glucagon Formulation For Use in a Proprietary Auto-Reconstitution Device For the Treatment of Severe Hypoglycemia Meets Primary Efficacy Endpoint

Monday March 16, 8:30 a.m. EDT

BIODEL
Life Delivered®



Phase 1 Study 6-101 Trial Design and Objectives

- Single center, double blind, randomized six-period crossover study to evaluate the PK, PD and safety profiles of BIOD-961 (lyophilized glucagon formulation designed for use in GEM auto-reconstitution device) vs. glucagon formulations marketed by Eli Lilly (Glucagon Emergency Rescue Kit) and Novo Nordisk (GlucaGen® HypoKit™)
- Test glucagons (1 mg) injected subcutaneously (SC) or intramuscularly (IM) on separate dosing days
- 15 normal, healthy subjects were randomized and 10 subjects completed all dosings
- Data will facilitate selection of marketed comparator to be used in the planned pivotal study
- Primary efficacy endpoint for approval is PK and PD bioequivalence of BIOD-961 to one marketed comparator by one route of delivery
- Study not powered for bioequivalence; however exploratory bioequivalence assessments were pre-specified



Visit 1
screening
2-14 days
Visit 2
1st dosing visit
Visit 3
2nd dosing visit
Visit 4
3rd dosing visit
Visit 5
4th dosing visit
Visit 6
5th dosing visit
Visit 7
6th dosing visit
BIOD-961 SC
Lilly SC
Novo SC
BIOD-961 IM
Lilly IM
Novo IM
3-10 days washout
Visit 8
1st Follow-up
3-10 days
Visit 9
2nd Follow-up
25-35 days after last dosing visit

BIOD-961 Shows Similar Pharmacokinetic and Pharmacodynamic Profiles to Lilly and Novo Glucagons Following Intramuscular (IM) Injection



Plasma Glucagon (µg/L)
Time from dosing (min)
BIOD-961 (1 mg IM)
Lilly (1 mg IM)
Novo (1 mg IM)
Blood Glucose (mg/dL)
Time from dosing (min)
BIOD-961 (1 mg IM)
Lilly (1 mg IM)
Novo (1 mg IM)
AUC 0-240 min (µg*min/L)
BIOD-961
Lilly
Novo
Cmax (µg/L)
BIOD-961
Lilly
Novo
BG AUC 0-240 min (mg*min/dL)
BIOD-961
Lilly
Novo
BGmax (mg/dL)
BIOD-961
Lilly
Novo

Bioequivalence Criteria Assessments of BIOD-961 vs. Lilly and Novo Glucagons Following Intramuscular (IM) Injection

Test vs. Reference	Pharmacodynamic		Pharmacokinetic	
	Ratio (90% Confidence Interval)			
	BG_{max}	BG AUC $_{0\text{-}240\ min}$	C_{max}	AUC $_{0\text{-}240\ min}$
BIOD-961 IM vs. Lilly Glucagon IM	1.06 (0.98-1.13)*	1.04 (0.99-1.09)*	0.99 (0.86-1.15)*	1.01 (0.86-1.18)*
BIOD-961 IM vs. Novo Glucagon IM	1.06 (0.99-1.13)*	1.03 (0.98-1.07)*	0.92 (0.79-1.06)	0.94 (0.80-1.09)*
Novo Glucagon IM vs. Lilly Glucagon IM	1.00 (0.92-1.07)*	1.01 (0.97-1.06)*	1.08 (0.93-1.252)	1.07 (0.92-1.254)

Comparisons reflect ratios of log-transformed parameters and associated 90% confidence intervals

*If the confidence interval falls between 0.80 to 1.25, standard bioequivalence criteria are met

BG_{max}= Maximal glucose concentration

BG AUC $_{0\text{-}240\ min}$= Area under the blood glucose concentration vs. time curve in the 240 minutes after injection

C_{max}= Maximal glucagon concentration

AUC $_{0\text{-}240\ min}$ = Area under the glucagon concentration vs. time curve in the 240 minutes after injection

BIOD-961 Shows Similar Pharmacokinetic and Pharmacodynamic Profiles to Lilly and Novo Glucagons Following Subcutaneous (SC) Injection



Plasma Glucagon (µg/L)
Time from dosing (min)
BIOD-961 (1mg SC)
Lilly (1 mg SC)
Novo (1 mg SC)
0
1
2
3
4
5
6
7
8
9
10
0
30
60
90
120
150
180
210
240



Blood Glucose (mg/dL)
Time from dosing (min)
BIOD-961 (1mg SC)
Lilly (1 mg SC)
Novo (1 mg SC)
60
75
90
105
120
135
150
165
180
195
-10
20
50
80
110
140
170
200
230



AUC 0-240 min
(µg*min/L)
0
200
400
600
800
BIOD-961
Lilly
Novo



Cmax
(µg/L)
0
2
4
6
8
10
12
BIOD-961
Lilly
Novo



BG AUC 0-240 min
(mg*min/dL)
20000
22000
24000
26000
28000
30000
BIOD-961
Lilly
Novo



BGmax
(mg/dL)
100
120
140
160
180
200
BIOD-961
Lilly
Novo

Bioequivalence Criteria Assessments of BIOD-961 vs. Lilly and Novo Glucagons Following Subcutaneous (SC) Injection

Test vs. Reference	Pharmacodynamic		Pharmacokinetic	
	Ratio (90% Confidence Interval)			
	BG_{max}	BG AUC $_{0\text{-}240\ min}$	C_{max}	AUC $_{0\text{-}240\ min}$
BIOD-961 SC vs. Lilly Glucagon SC	1.02 (0.94-1.09)*	1.01 (0.97-1.06)*	1.18 (1.02-1.37)	1.10 (0.95-1.28)
BIOD-961 SC vs. Novo Glucagon SC	1.02 (0.95-1.09)*	1.04 (0.99-1.08)*	0.99 (0.86-1.15)*	0.99 (0.85-1.14)*
Novo Glucagon SC vs. Lilly Glucagon SC	1.00 (0.92-1.07)*	0.98 (0.93-1.02)*	1.19 (1.03-1.38)	1.12 (0.96-1.30)

Comparisons reflect ratios of log-transformed parameters and associated 90% confidence intervals.
*If the confidence interval falls between 0.80 to 1.25, standard bioequivalence criteria are met.
BG_{max} = Maximal glucose concentration
BG AUC $_{0\text{-}240\ min}$ = Area under the blood glucose concentration vs. time curve in the 240 minutes after injection
Cmax = Maximal glucagon concentration
AUC $_{0\text{-}240\ min}$ = Area under the glucagon concentration vs. time curve in the 240 minutes after injection

Comparison of Pharmacokinetic Profiles of BIOD-961 to Published Pivotal Lilly Glucagon Bioequivalence Data



SC Administration
IM Administration
animal source glucagon pH=2.8
recombinant glucagon pH=2.8
recombinant glucagon pH=2.0
Plasma Glucagon Concentrations, ng/ml
Time, hours from dosing
BIOD-961
BIOD-961
Plasma Glucagon (µg/L)
Time, hours from dosing

Graf *et al.* J Pharm Sci: 88: 991-995, 1999

Comparison of Pharmacokinetic Parameters to Lilly Glucagon Following Subcutaneous Injection: BIOD-961 vs. Xeris GlucaPen Formulation

BIOD-961


AUC 0-240
(µg*min/L)
600
550
500
450
400
350
300
Lilly 1 mg
BIOD-961 1 mg
Cmax
(µg/L)
10
9
8
7
6
5
4
3
2
1
0
Lilly 1 mg
BIOD-961 1 mg
Tmax
(min)
40
35
30
25
20
15
10
Lilly 1 mg
BIOD-961 1 mg

Xeris GlucaPen Formulation


AUC
5000
4500
4000
3500
3000
2500
*
Lilly 1 mg
Xeris 1 mg
Cmax
(µg/L)
10
9
8
7
6
5
4
3
2
1
0
*
Lilly 1 mg
Xeris 1 mg
Tmax
(min)
40
35
30
25
20
15
10
*
Lilly 1 mg
Xeris 1 mg

* p<0.001 compared to Lilly

Cersosimo E *et al.* Presented at 74th Scientific Sessions of American Diabetes Association June 13-17, 2014. Diabetes. 2014; 63 (Suppl 1A), LB-1

Study 6-101 Phase 1 Trial: Preliminary Results

Biodel's Glucagon Formulation For Use in a Proprietary Auto-Reconstitution Device For the Treatment of Severe Hypoglycemia Meets Primary Efficacy Endpoint

Monday March 16, 8:30 a.m. EDT

BIODEL
Life Delivered®



Majority of Patients and Caregivers View GEM as Being Substantially Better Than the Currently Available Glucagon Kits

Patient/Caregiver Feedback

Patient/Caregiver Initial Reaction to GEM (Product X) as Compared to Current Options:
(N = 30)



3%
3%
10%
83%
Substantially better
Marginally better
Minimally differentiated
Substantially worse

~97% of surveyed patients indicate that they would use GEM (Product X) if it was available

Perception of GEM (Product X) Value:



High
Low

Comments

- >80% of patients/caregivers view GEM (Product X) as substantially better that currently available glucagon kits and almost all indicate that they would use it if it was available
  - One patient who had never had a severe hypoglycemic event or been prescribed glucagon indicated that they would not adopt the GEM (Product X) due to the number of steps required to use it

Source: consultant interviews and analysis

In an Upside Scenario, Net 2025 Revenues of ~$435M Can Be Realized By the GEM Device

U.S. Net Revenue

- **Significant market development to support:**
  - **Growth in prescription of glucagon**
  - **Growth in refills after expiry**
  - **Growth in use of glucagon after a severe hypoglycemic event**
- **Aggressive adoption scenario**
  - **Marketing efforts towards PCPs**
  - **More aggressive marketing to LTC facilities and EMS**

Upside Case Revenues



BIODEL GEM DEVICE
U.S. NET REVENUE FORECAST
Long Term Care Facilities
EMS
Adult Type 2 (MM)
Adult Type 1 (MM)
Pediatric Type 1 (MM)
Net Revenue (MM)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Assuming future auto-injector-like competitor launches in 2017 with 40% peak disruption

Source: consultant interviews and analysis

Study 6-101 Phase 1 Trial: Preliminary Results

Biodel's Glucagon Formulation For Use in a Proprietary Auto-Reconstitution Device For the Treatment of Severe Hypoglycemia Meets Primary Efficacy Endpoint

Monday March 16, 8:30 a.m. EDT

BIODEL

Life Delivered®

